Investment in Securities	12 Months Ended
Dec. 31, 2018
Investments, Debt and Equity Securities [Abstract]
Investment in Securities

4. Investment in Securities

As of December 31, 2017, investment in securities held to maturity primarily consisted of corporate fixed income securities. investment in securities primarily consisted of corporate fixed income securities. These investments are in short term, highly liquid investments which are recorded at cost plus or minus market fluctuation and gains and losses are recognized as the sale or redemption of the securities is realized. Gains and losses are included in non-operating other income (expense) on the condensed statement of operations and are derived using the specific identification method for determining the cost of the securities sold. Interest and dividends on investment securities are included in interest and other income, net, in the condensed statements of operations.

The Company did not have any held to maturity securities at December 31, 2017.